Securities purchased under agreements to resell	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements [Abstract]
Securities Purchased Under Agreements To Resell [Text Block]

Note 6 - Securities purchased under agreement to resell

The securities purchased underlying the agreements to resell were delivered to, and are held by, the Corporation. The counterparties to such agreements maintain effective control over such securities. The Corporation is permitted by contract to repledge the securities, and has agreed to resell to the counterparties the same or substantially similar securities at the maturity of the agreements.

The fair value of the collateral securities held by the Corporation on these transactions at December 31, was as follows:

(In thousands)	2012	2011
Repledged	$227,245	$274,829
Not repledged	13,234	8,608
Total	$240,479	$283,437

The repledged securities were used as underlying securities for repurchase agreement transactions.